Equity-settled share-based transactions - Schedule of number and aggregate fair value of RSU - Prenetics 2022 (Details) - Restricted share units	Dec. 31, 2023 USD ($) shares $ / shares	Jun. 30, 2023 USD ($) shares $ / shares	Jun. 23, 2023 USD ($) shares $ / shares	Feb. 01, 2023 USD ($) shares $ / shares	Dec. 31, 2022 USD ($) shares $ / shares	Jun. 30, 2022 USD ($) shares $ / shares	May 18, 2022 USD ($) shares $ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Granted (in shares) | shares	7,928	2,403,529	16,486,108	66,666	946,330	2,446,557	144,522
Closing price per ordinary share less subscription price per (in $ per share) | $ / shares	$ 3.39	$ 0.79	$ 0.90	$ 1.49	$ 2.00	$ 4.04	$ 7.64
Aggregate fair value of the RSUs (in USD) | $	$ 26,855	$ 1,903,341	$ 14,874,763	$ 99,332	$ 1,892,660	$ 9,884,090	$ 1,104,148